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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of The TJX Companies, Inc. (the "Company"), does hereby certify that to my knowledge:

         1) the Company's Annual Report on Form 10-K for the fiscal year ended January 25, 2003 fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Annual Report on Form 10-K for the fiscal year ended January 25, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /s/ Edmond J. English
                                -------------------------------
                                Name:  Edmond J. English
                                Title: President and Chief Executive Officer

Dated:  April 25, 2003

A signed original of this written statement required by Section 906 has been provided to TJX and will be retained by TJX and furnished to the Securities and Exchange Commission or its staff upon request.